United States Securities And Exchange Commission
                              Washington, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported):           November 19, 2002
                                                           ---------------------


                         Provectus Pharmaceuticals, INC.
               (Exact Name of Registrant as Specified in Charter)


            Nevada                        0-9410               90-0031917
--------------------------------------------------------------------------------
(State or Other Jurisdiction of         (Commission         (I.R.S. Employer
Incorporation or Organization)         File Number)      Identification Number)

7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee              37931
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:         865/769-4011
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On  November  19,  2002,  Provectus  Pharmaceuticals,  Inc.,  a  Nevada
corporation (the "Company"), announced that it had acquired Valley Pharmaceuticals, Inc., a Tennessee corporation formerly known as Photogen, Inc. ("Valley"), from the holders of Valley's issued and outstanding common stock (the "Valley Stockholders") by means of a merger of a wholly owned subsidiary of the Company with and into Valley (the "Merger"). The Merger was accomplished pursuant to an Agreement and Plan of Reorganization dated as of November 15, 2002 among the Company, its wholly owned subsidiary, Valley and the Valley Stockholders (the "Reorganization Agreement"), a copy of which is filed as
Exhibit 2.1 hereto. By virtue of the Merger, Valley changed its name to "Xantech Pharmaceuticals, Inc."

         The assets owned by Valley consist principally of intellectual property, including issued U.S. patents and patentable inventions, and certain office and laboratory equipment and inventory. The Company intends to cause Xantech Pharmaceuticals to use these assets in order to develop (i) prescription drugs, medical and other devices (including laser devices) and over-the-counter pharmaceuticals in the fields of dermatology and oncology, and (ii) technologies for the preparation of human and animal vaccines, diagnosis of infectious diseases and enhanced production of genetically engineered drugs.

     The Valley Stockholders consist of the five scientists who initially founded Photogen, Inc. and certain entities benefiting them and the members of their respective families. When known as Photogen, Inc., Valley previously was a wholly owned subsidiary of Photogen Technologies, Inc., a Nevada corporation ("Technologies"). The Valley Stockholders acquired all of the issued and outstanding stock of Valley, in exchange for the redemption of their stock in Technologies, pursuant to a Separation Agreement dated as of July 29, 2002 among Technologies, Photogen, the Valley Stockholders and certain other stockholders of Technologies. The Valley Stockholders include H. Craig Dees, Ph.D., the Company's Chief Executive Officer, Timothy C. Scott, Ph.D., the Company's President, and Eric A. Wachter, the Company's Executive Vice President, as well as certain entities organized for the benefit of the respective families of Drs. Dees, Scott and Wachter.

         As consideration for the acquisition of Valley, in the Merger the Company issued an aggregate of 500,007 of its common shares, $.001 par value per share (the "Common Shares") to the Valley Stockholders, including Drs. Dees, Scott and Wachter and the entities organized for the benefit of their respective families. The Company believes that the terms of the Reorganization Agreement are no less favorable to the Company than terms that could have been determined through arms-length bargaining.

Item 5.  Other Events.

1. The Company issued a press release dated November 20, 2002 announcing the acquisition of Valley. A copy of that news release is filed as Exhibit 99.1
                                                                    ------------
to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Pursuant to Rules 3-05(a)(2) and 11-01(d) of Regulation S-X, the Company has determined that the assets acquired in the Merger do not constitute the acquisition of a "business" within the meaning of Rule 11-01(d) of Regulation S-X. This determination is based on the following factors:

1. The assets owned by Valley consisted entirely of intellectual property and office and laboratory equipment required to continue development of the technologies embodied in that intellectual property. Valley did not receive any other assets from Technologies at the time of its split-off from Technologies, including such indicia of a "business" as accounts receivable, customer lists.

2. At the time of its acquisition by the Company in the Merger, Valley had no customer base and no continuing operations. Neither Technologies (prior to the separation of Valley and Technologies) nor Valley (subsequent to the separation) had any distribution mechanisms or sales force for the sale of products embodying the acquired intellectual property and technologies.

3. Neither Technologies (prior to the separation of Valley and Technologies) nor Valley (subsequent to the separation) had generated any revenues from the assets acquired by the Company in the Merger. The intellectual property assets acquired by the Company are developmental in nature, and will require the investment of additional capital in order to achieve commercialization.

         In view of the determination described above, the Company has determined that it has no obligation to file the financial statements otherwise required by Item 7(a)(2) of Form 8-K.

(b)      Pro Forma Financial Information.

          In view of the determination described in Item 7(a) above, the Company has determined that it has no obligation to file the pro forma financial information otherwise required by Item 7(b)(2) of Form 8-K.

(c)      Exhibits.

         Exhibits required by Item 601 of Regulation S-B are incorporated herein by reference and are listed on the attached Exhibit Index, which begins on page X-1 of this Current Report on Form 8-K.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Provectus Pharmaceuticals, Inc.


Dated:   November 26, 2002          By: /s/Timothy C. Scott
                                        ---------------------------
                                        Timothy C. Scott
                                        President

                                  Exhibit Index

Exhibit No.                                                  Description

   2.1* Agreement and Plan of Reorganization dated as of November 15, 2002 among the Company, Provectus Pharmaceuticals, Inc., a Tennessee corporation and a wholly owned subsidiary of the Company, Valley Pharmaceuticals, Inc., a Tennessee corporation formerly known as Photogen, Inc., H. Craig Dees, Ph.D., Dees Family Foundation, Walter Fisher, Ph.D., Fisher Family Investment Limited Partnership, Walt Fisher 1998 Charitable Remainder Unitrust, Timothy C. Scott, Ph.D., Scott Family Investment Limited Partnership, John T. Smolik, Smolik Family LLP, Eric A. Wachter, Ph.D., and Eric A. Wachter 1998 Charitable Remainder Unitrust.

  99.1    Press Release of the Company dated November 20, 2002.

--------------------

     * The Company agrees by this filing to supplementally furnish to the Commission, upon request, a copy of the exhibits and/or schedules to this agreement.

                                  Exhibit 2.1
                                  -----------

                      Agreement and Plan of Reorganization

                          dated as of November 15, 2002


                                  by and among


                        PROVECTUS PHARMACEUTICALS, INC.,
                              a Nevada corporation


                        PROVECTUS PHARMACEUTICALS, INC.,
                             a Tennessee corporation


                          VALLEY PHARMACEUTICALS, INC.,
                             a Tennessee corporation


                                       and


                              H. CRAIG DEES, PH.D.,
                             DEES FAMILY FOUNDATION,
                              WALTER FISHER, PH.D.,
                  FISHER FAMILY INVESTMENT LIMITED PARTNERSHIP,
                 WALT FISHER 1998 CHARITABLE REMAINDER UNITRUST,
                            TIMOTHY C. SCOTT, PH.D.,
                  SCOTT FAMILY INVESTMENT LIMITED PARTNERSHIP,
                                 JOHN T. SMOLIK,
                               SMOLIK FAMILY LLP,
                           ERIC A. WACHTER, PH.D., AND
               ERIC A. WACHTER 1998 CHARITABLE REMAINDER UNITRUST,
                the stockholders of Valley Pharmaceuticals, Inc.

                                            AGREEMENT AND PLAN OF REORGANIZATION
--------------------------------------------------------------------------------



                                Table of Contents

                                                                            Page

Table of Contents..............................................................i


Index to Exhibits.............................................................ii


Recitals 1


1. Definitions and Construction................................................2

   1.01. Certain Definitions...................................................2
   1.02. Other Definitions.....................................................3
   1.03. Rules of Interpretation...............................................3
   1.04. Headings..............................................................4
   1.05. Construction..........................................................4

2. The Merger..................................................................4

   2.01. The Merger............................................................4
   2.02. Effective Time........................................................5
   2.03. Surviving Corporation.................................................5
   2.04. Conversion of Company Shares in the Merger............................5
   2.05. Conversion of Subsidiary Shares in the Merger.........................5
   2.06. Surrender and Exchange of Certificates................................6

3. Closing.....................................................................6

   3.01. Time and Place of Closing.............................................6
   3.02. Conditions Precedent to Obligations of the Shareholders
         and the Company.......................................................6
   3.03. Conditions Precedent to Obligations of the Parent
         and the Subsidiary....................................................7
   3.04. Company's and Shareholders' Performance at Closing....................7
   3.05. Parent's Performance at Closing.......................................8
   3.06. Termination in Absence of Closing.....................................8

4. Representations and Warranties of the Company and Shareholders..............9

   4.01. Organization and Standing.............................................9
   4.02. Capitalization........................................................9
   4.03. Subsidiaries, Etc....................................................10
   4.04. Authority for Agreements; No Conflicts...............................10
   4.05. Governmental Authorizations..........................................10
   4.06. Litigation...........................................................10
   4.07. Compliance with Laws.................................................11
   4.08. Accuracy of Information..............................................11
   4.09. Acquisition of the Parent Shares.....................................11

5. Representations and Warranties of the Parent and the Subsidiary............11

   5.01. Organization.........................................................11
   5.02. Capitalization.......................................................11
   5.03. Authority for Agreements.............................................12
   5.04. Governmental Authorizations..........................................12
   5.05. Litigation...........................................................12
   5.06. Financial Statements and Reports; Absence of Liabilities.............12
   5.07. Compliance with Laws.................................................13
   5.08. Accuracy of Information..............................................13

6. Post-Closing Obligations...................................................13

   6.01. Further Assurances...................................................13
   6.02. Transfer of Parent Shares............................................13

7. Amendment and Waiver.......................................................14

   7.01. Assignment and Amendment of Agreement................................14
   7.02. Waiver...............................................................15

8. General Provisions.........................................................15

   8.01. Notices..............................................................15
   8.02. Entire Agreement.....................................................15
   8.03. Severability.........................................................15
   8.04. Governing Law; Venue of Actions......................................16
   8.05. Counterparts.........................................................16

Signatures....................................................................17





                                Index to Exhibits


Exhibit A.....................................Shareholders' Beneficial Ownership


Exhibit B...........................................Agreement and Plan of Merger


Exhibit C.....................................................Articles of Merger


Exhibit D..........Amended and Restated Charter of Xantech Pharmaceuticals, Inc.


Exhibit E................................Bylaws of Xantech Pharmaceuticals, Inc.

                      Agreement and Plan of Reorganization


         This Agreement and Plan of Reorganization (this "Agreement") is made and entered into as of November 15, 2002 (the "Effective Date") by and among Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Parent"); Provectus Pharmaceuticals, Inc., a Tennessee corporation and a wholly owned subsidiary of the Parent (the "Subsidiary"); Valley Pharmaceuticals, Inc., a Tennessee corporation formerly known as Photogen, Inc. (the "Company"); H. Craig Dees, Ph.D., an individual resident of the State of Tennessee, and Dees Family Foundation (collectively, the "Dees Shareholders"); Walter Fisher, Ph.D., an individual resident of the State of Tennessee, Fisher Family Investment Limited Partnership, and Walt Fisher 1998 Charitable Remainder Unitrust (collectively, the "Fisher Shareholders"); Timothy C. Scott, Ph.D., an individual resident of the State of Tennessee, and Scott Family Investment Limited Partnership (collectively, the "Scott Shareholders"); John T. Smolik, an individual resident of the State of Tennessee, and Smolik Family LLP (collectively, the "Smolik Shareholders"); and Eric A. Wachter, Ph.D., an individual resident of the State of Tennessee, and Eric A. Wachter 1998 Charitable Remainder Unitrust (collectively, the "Wachter Shareholders" and, with the Dees Shareholders, the Fisher Shareholders, the Scott Shareholders and the Smolik Shareholders, the "Shareholders").

                                    Recitals

A. Pursuant to the Separation Agreement dated as of July 29, 2002 among the Shareholders, Photogen Technologies, Inc. ("Photogen"), the Company, Robert J. Weinstein, M.D., Stuart P. Levine and Tannebaum, LLC (the "Separation Agreement"), Photogen purchased and redeemed from the Shareholders, and the Shareholders sold to Photogen, all of the shares of Photogen's common stock, par value $.001 per share (the "Photogen Shares") held by the Shareholders.

B. Pursuant to the Separation Agreement,  Photogen sold and delivered to Timothy
C. Scott, Ph.D. (the "Agent'), as agent for the Shareholders pursuant to the Stock Ownership and Agency Agreement dated as of November 15, 2002 among the Company and the Shareholders (the "Ownership Agreement"), 500 shares of the Company's common stock, $.01 par value per share (the "Company Shares").

C. The Agent, as agent for the Shareholders, is the record owner, and the Shareholders are the beneficial owners, of all of the issued and outstanding Company Shares.

D. The Boards of Directors of the Parent, the Subsidiary and the Target have approved the acquisition of the Target by the Parent, and in connection therewith the Merger (as defined in Section 2.01 hereof), on the terms and subject to the conditions set forth in this Agreement and in the Agreement and Plan of Merger attached hereto as Exhibit B to this Agreement (the "Merger Agreement").

E. It is intended that this transaction be a tax free reorganization as set forth inss. 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    Agreement

         THEREFORE, in consideration of the Recitals set forth above, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parent, the Subsidiary, the Company and the Shareholders hereby agree as follows:

                                       1.
                          DEFINITIONS AND CONSTRUCTION

1.01.    Certain Definitions

          For the purposes of this Agreement, the following terms have the following meanings:

         (a) "Business" means the "Therapeutic Business," as that term is defined in the Separation Agreement.

         (b) "Business Day" means a day other than Saturday, Sunday or a day on which banks are not open for business.

         (c) "Consent" means any approval, consent, ratification, waiver or other authorization.

         (d) "Contemplated Transactions" means the Merger, the issuance of the Parent Shares and the other transactions contemplated by this Agreement and the other Transaction Documents.

         (e) "Contracts" means any and all contracts, agreements (including consulting agreements), franchises, understandings, arrangements, leases, licenses, registrations, authorizations, easements, servitude, rights of way, mortgages, bonds, notes, guarantees, liens, indebtedness, approvals or other instruments or undertaking to which the Company is a party or to which the Company or the property of the Company is subject or bound.

         (f) "Encumbrance" means any lien (statutory or other), lease, mortgage, pledge, security interest, conditional sales agreement, charge, claim, option, easement, right-of-way, adverse interest or other encumbrance of any kind or nature whatsoever owed to, owned by, accrued to, or in favor of any Person whatsoever.

         (g) "GAAP" means the generally accepted accounting principles of the United States, consistently applied.

         (h) "Governmental Authority" means any nation, state, county, city, town, borough, village, district or other jurisdiction; federal, state, local, municipal, foreign or other government; governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers); multinational organization or body; body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or official of any of the foregoing.

         (i) "Governmental Authorizations" means any and all Consents, permits, licenses, registrations, agencies, orders or contracts issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

         (j) "Hazardous Materials" means any mixture or material containing any pollutant, toxic substance, Hazardous Materials, hazardous substance, hazardous material, oil, petroleum product or by-product, asbestos, lead product, polychlorinated biphenyl, radioactive material, radon or any other material listed, classified or regulated pursuant to an Environmental Law.

         (k) "Law" means any local, county, state, federal, foreign or other law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

         (l) "Liability" means with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

         (m) "Material Adverse Change" means a material adverse change in the business, prospects, assets or condition, financial or otherwise, of a Person or thing.

         (n) "Ordinary Course of Business" means the conduct and operation of the Business in the manner in which the Company have conducted and operated the Business at any time prior to the Effective Date, following usual and ordinary accounting practices, making ordinary accruals, incurring ordinary liabilities and expenditures, and making ordinary commitments for merchandise, insurance, rentals, and other ordinary business.

         (o) "Parent Share" means one of the Parent's common shares, par value $.001 per share.

         (p) "Parties" means the Parent, the Subsidiary, the Company and the Shareholders.

         (q)  "Person"  means  any  corporation,   limited  liability   company,
partnership, firm, joint venture, individual, association, trust, unincorporated or other entity.

         (r) "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

         (s) "SEC" means the United States Securities and Exchange Commission.

         (t) "Securities Act" means the Securities Act of 1933.

         (u) "Third Party" means a Person that is not a party to this Agreement.

         (v) "Transaction Documents" means this Agreement, the Merger Agreement, the Articles of Merger, the Charter, and the Bylaws, together with such other agreements, certificates, contracts, documents or instruments as may be necessary or desirable to consummate the Contemplated Transactions.

1.02.    Other Definitions

         Terms defined in other provisions of this Agreement have the meanings given in those provisions.

1.03.    Rules of Interpretation

         (a) Each term defined in the singular form in Section 1.01 or elsewhere in this Agreement means the plural thereof whenever the plural form is used, and each term defined in the plural form means the singular thereof whenever the singular form is used. The use of a pronoun of any gender is applicable to all genders.

         (b) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any other certificate, report or document made or delivered pursuant hereto.

         (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

         (d) A reference to any agreement, document or instrument refers to the agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and as permitted herein.

         (e) Except as otherwise specified, a reference to any applicable law refers to the law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, and to any rules and regulations promulgated thereunder; and a reference to any section or other provision of any applicable law refers to that provision of the law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of the referenced section or other provision.

         (f) The words "including" and "include" means including without limiting the generality of any description preceding such term, the phrase "may not" is prohibitive and not permissive, and the word "or" is not exclusive.

         (g) All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the Uniform Commercial Code as enacted in the State of Tennessee and not specifically defined herein are used herein as defined therein.

         (h) Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from but excluding" and the words "to" and "until" each means "to and including."

1.04.    Headings

         The headings preceding the text of the sections of this Agreement and the exhibits hereto are for convenience only and shall not be deemed part of this Agreement.

1.05.    Construction

         The language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

                                       2.
                                   THE MERGER

2.01.    The Merger

         On the terms and subject to the conditions of this Agreement and the Merger Agreement, at the Effective Time (as defined in subsection 2.02 below), the Subsidiary shall be merged with and into the Company in accordance with this Agreement and the Merger Agreement, and the separate corporate existence of the Subsidiary thereupon shall cease (the "Merger"). The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"). The Merger shall have the effect set forth under the applicable provisions of the Tennessee Business Corporation Act (the "TBCA").

2.02.    Effective Time

         As soon as practicable following the Closing (as defined below), the Company and the Subsidiary (collectively, the "Constituent Corporations") shall execute and file with the Secretary of State of Tennessee Articles of Merger in the form attached hereto as Exhibit C (the "Articles of Merger"), in accordance with the applicable provisions of the TBCA. The Merger shall become effective at the time of filing of the Articles of Merger with the Secretary of State of Tennessee, or at such later time which the parties hereto shall have agreed upon and designated in the Articles of Merger as the effective time of the Merger (the "Effective Time"). 2.03. Surviving Corporation

         (a)  The  name  of  the   Surviving   Corporation   shall  be  "Xantech
Pharmaceuticals, Inc."

         (b) The Amended and Restated Charter of Xantech Pharmaceuticals, Inc., in the form attached hereto as Exhibit D (the "Charter"), shall be the Charter of the Surviving Corporation, until duly amended in accordance --------- with applicable law.

         (c) The Bylaws of Xantech Pharmaceuticals, Inc., in the form attached hereto as Exhibit E (the "Bylaws") --------- shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with applicable law

         (d) The directors of the Subsidiary immediately prior to the Effective Time shall be the directors of the Surviving Corporation as of the Effective Time and until their successors are duly elected in accordance with applicable law.

         (e) The officers of the Subsidiary immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of the Effective Time and until their successors are duly appointed in accordance with applicable law.

2.04.    Conversion of Company Shares in the Merger

         Pursuant to this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital Stock of the Company:

         (a) Each Company Share owned by the Parent or any subsidiary of the Parent or the Company shall be cancelled and shall cease to exist from and after the Effective Time; and

         (b) Each remaining issued and outstanding Company Share shall be converted into, and become exchangeable for, One Thousand (1,000) Parent Shares; provided, however, that the Company Shares held by the Agent as agent for the Shareholders shall be converted into an aggregate of Five Hundred Thousand and Seven (500,007) authorized but unissued Parent Shares, and each Shareholder shall be entitled to that number of Parent Shares set forth opposite each Shareholder's name on Exhibit A to this Agreement.

2.05.    Conversion of Subsidiary Shares in the Merger

         At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital Stock of the Subsidiary, each issued and outstanding share of common stock of the Subsidiary shall be converted into and remain outstanding as one of the Surviving Corporation's common shares, without par value (the "Subsidiary Shares").

2.06.    Surrender and Exchange of Certificates

         As soon as practicable after the Effective Time of the Merger and after the surrender to the Parent, at the principal place of business of the Parent, or such other place as the Parent may designate, of all certificates that immediately prior to the Effective Time of the Merger represented outstanding Company Shares, the Parent shall issue to each of the Shareholders a certificate registered in the name of each Shareholder and evidencing the number of Parent Shares set forth opposite each Shareholder's name on Schedule A to this Agreement.

                                       3.
                                     CLOSING

3.01.    Time and Place of Closing

         The closing of the Contemplated Transactions (the "Closing") shall take place at 10:00 a.m. on the date which is one Business Day following the satisfaction or waiver of the conditions set forth in Sections 3.02 and 3.03, or on such other date as is mutually agreed between the parties (the "Closing Date"). The Closing shall take place at the offices of Baker, Donelson, Bearman, & Caldwell, P.C., Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee 37902, or such other place as is mutually agreed between the parties. The Closing shall be deemed to have been completed as of 5:00 p.m. on the Closing Date.

3.02.    Conditions Precedent to Obligations of the Shareholders and the Company

         The obligations of the Company and the Shareholders to effect the Closing and to consummate the Contemplated Transactions are subject to, and shall be conditioned upon, the satisfaction of each of the following conditions on or prior to the Closing Date:

     (a) The representations and warranties made by the Parent and the Subsidiary in Section 5 of this Agreement shall be correct in all material respects on and as of the Closing Date with the same force and effect (except as affected by the transactions contemplated herein or otherwise approved in writing by the Company and changes occurring after the Effective Date in the ordinary course of the Parent's business) as though such representations had been made on and as of the Closing Date. The covenants of the Parent and the Subsidiary contained herein shall not have been breached in any material respect as of the Closing Date.

         (b) All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Parent or the Subsidiary on or before the Closing Date shall have been complied with and performed.

         (c) No Consent of any Person or Governmental Authorization from any Governmental Authority not obtained and in effect on the Closing Date shall be required for the consummation of the Contemplated Transactions, and no Proceeding shall be threatened or be pending against the Parent, the Subsidiary or the Company which, in the opinion of counsel for the Company, presents a reasonable probability that the Contemplated Transactions would be enjoined or prevented, except as otherwise agreed to in writing by the Company.

         (d) The Parent and the Subsidiary shall have delivered or caused to be delivered (or shall have tendered or caused to be tendered, subject only to Closing) to the Company the documents and instruments required by Section 3.05.

3.03.    Conditions Precedent to Obligations of the Parent and the Subsidiary

         The obligations of the Parent and the Subsidiary to effect the Closing and to consummate the Contemplated Transactions shall be subject to, and be conditioned upon, the satisfaction of each of the following conditions on or prior to the Closing Date:

         (a) The representations and warranties made by the Company and the Shareholders in Section 4 of this Agreement hereof shall be correct in all material respects on and as of the Closing Date with the same force and effect (except as affected by the transactions contemplated herein or otherwise approved in writing by the Company and changes occurring after the Effective Date in the Ordinary Course of Business) as though such representations had been on and as of the Closing Date.

         (b) All of the terms and conditions of this Agreement to be complied with and performed by the Company or the Shareholders on or before the Closing Date shall have been complied with and performed.

         (c) All Consents of any Person or Governmental Authorizations from any Governmental Authority which are required for the transfer of any assets or the consummation of the Contemplated Transactions shall have been obtained and in effect on the Closing Date.

         (d) No Proceeding shall be threatened or be pending against the Parent or the Company which, in the opinion of counsel for the Parent, presents a reasonable probability that the Contemplated Transactions or the right of the Parent to continue the operations of the properties, assets and business of the Company would be enjoined or prevented, except as otherwise agreed to in writing by the Parent.

         (e) No properties or assets of the Company shall have suffered any destruction or damage by fire, accident or other casualty or act of God not fully covered by insurance or resulting or likely to result in a Material Adverse Change in the Company or its assets or business.

         (f) The Parent shall have received written evidence in form and substance satisfactory to it of the termination of any and all Encumbrances that encumber any of the assets or other properties of the Company, except as otherwise agreed to in writing by the Parent.

         (g) At the Closing Date, there shall exist no violations of any Law materially affecting the assets, properties or business of the Company.

         (h) The Company and the Shareholders shall have delivered or caused to be delivered (or shall have tendered or caused to be tendered, subject only to Closing) to the Parent the documents and instruments required by Section 3.04.

3.04.    Company's and Shareholders' Performance at Closing

         At or prior to the Closing, the Company and/or the Shareholders shall deliver to the Parent:

         (a) One or more certificates representing the Company Shares, together with accompanying stock transfer powers or instruments of assignment, duly endorsed in blank by the Agent as agent for the Shareholders pursuant to the Ownership Agreement;

         (b) The Merger Agreement, duly executed by the Company;

         (c) The Articles of Merger, duly executed by the Company;

         (d) A good standing certificate regarding the Company, certified by the Secretary of State of Tennessee and dated within five Business Days prior to the Closing Date;

         (e) A certificate duly executed by an appropriate officer of the Company to the effect that each of the conditions set forth in Sections 3.03(a), 3.03(b), 3.03(c), 3.03(d), 3.03(e), and 3.03(g) of this Agreement has been satisfied by the Company in all respects;

         (f) A certificate duly executed by each Shareholder to the effect that each of the conditions set forth in Sections 3.03(a) and 3.03(b) of this Agreement has been satisfied by each Shareholder in all respects;

         (g) Evidence satisfactory to the Parent of the receipt of all Consents required to be received from any Person and all Governmental Authorizations required to be received from any Governmental Authority, including those required for the assumption by the Company of the Contracts;

         (h) Written evidence to the effect that the Company's Shareholders approved this Agreement and the Contemplated Transactions in accordance with Tennessee law;

         (i) All books and records of the Company, including all corporate and other records, minute books, stock record books, stock registers, books of accounts, contracts, agreements and such other documents or certificates as may be requested by the Parent;

         (j) Satisfactory evidence that the Parent's designees shall be the only authorized signatories with respect to each of the Company's bank accounts and credit facilities.

3.05.    Parent's Performance at Closing

         At or prior to Closing, the Parent shall deliver or cause to be delivered to the Company or the Shareholders, as appropriate, the following:

         (a) Certificates representing the Parent Shares to be issued pursuant to Sections 2.05 and 2.06 hereof, registered in the names of the Shareholders and duly executed by the Parent;

         (b) A certificate executed by an officer of the Parent to the effect that (i) all of the representations and warranties made by the Parent in this Agreement are true and correct as of the Closing Date and (ii) none of the covenants made by the Parent have been breached as of the Closing Date; and

         (c) Written evidence to the effect that the Parent's Board of Directors approved this Agreement and the Contemplated Transactions.

3.06.    Termination in Absence of Closing

         (a) If by the close of business on December 31, 2002, the Closing has not occurred, then either the Parent or the Company may thereafter terminate this Agreement by written notice to such effect to the other Parties, without liability of or to any other Party to this Agreement unless the reason for Closing having not occurred is (i) such Party's breach of any of its representations, warranties or covenants or other provision of this Agreement, or (ii) the failure of such Party to perform its obligations hereunder. In such event, the defaulting Party shall be liable to all other Parties for all damages incurred by the non-defaulting Parties, including but not limited to all expenses, costs and attorney fees incurred in due diligence, negotiation and drafting of this Agreement and all Transaction Documents.

         8

         (b) Notwithstanding approval of the transaction by the stockholders and/or the Board of Directors of the Parent, this Agreement and the transactions contemplated herein may be terminated and abandoned at any time on or prior to the Closing Date by the Parent if:

         (i) any representation or warranty made herein for the benefit of the Parent or any certificate, schedule or document furnished to the Parent pursuant to this Agreement is untrue then or at the time of Closing;

         (ii) The Company shall have defaulted in any respect in the performance of any obligation under this Agreement; or

         (iii) any Material Adverse Change in the Company has occurred.

                                       4.
         REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SHAREHOLDERS

         The Company and each Shareholder jointly and severally represent and warrant to the Parent as follows:

4.01.    Organization and Standing

         (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Tennessee and has full corporate and authority to own, manage, lease and hold its assets and to conduct the Business as presently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure to so qualify would cause a Material Adverse Change.

         (b) The Company has furnished or made available to the Parent true and complete copies of its Charter and its Bylaws, both as in effect immediately prior to the Closing. The minute books of the Company that have been delivered to the Parent for review contain a complete and accurate record of all stockholders of the Company, the number and class of the shares of capital stock owned by each, and all actions of the stockholders and directors of the Company.

4.02.    Capitalization

         The authorized capital stock the Company consists of 500 Company Shares, 500 of which are issued and outstanding as of the Effective Date. All of the issued and outstanding Company Shares are owned of record by the Agent, as agent for the Shareholders pursuant to the Ownership Agreement; and are beneficially owned by the Shareholders in the percentages set forth on Exhibit A to this Agreement. At the Closing, the capital stock of the Company has the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Charter of the Company. Except as provided in this Agreement, (a) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire capital stock of the Company is authorized or outstanding, (b) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to the Shareholders any evidences of indebtedness or assets of the Company, and (c) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding capital stock of the Company has been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws.

                                       9
4.03.    Subsidiaries, Etc.

         The Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise.

4.04.    Authority for Agreements; No Conflicts

         (a) This Agreement constitutes the legal, valid and binding obligation of the Company and each Shareholder, enforceable against each of them in accordance with its terms. Upon the execution and delivery by the Company and the Shareholders of the Transaction Documents to which any of them are a party, each of the Transaction Documents will constitute the legal, valid and binding obligation of the Company and each of the Shareholders, enforceable against each of them in accordance with its terms. The Company has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to perform its obligations under this Agreement and the Transaction Documents, and such action has been duly authorized by all necessary action by the Company's members. Each Shareholder has all necessary legal capacity to enter into this Agreement and the Transaction Documents to which he or she is a party and to perform his or her obligations hereunder and thereunder.

         (b) The execution of and compliance with the provisions of the Transaction Documents and the performance of the Contemplated Transactions by the Company and each Shareholder will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, (i) the Charter or Bylaws of the Company; (ii) any Contract; (iii) any contract, lease, agreement or other instrument to which any Shareholder is a party or by which they or any of their properties is bound; (iv) or any decree, judgment, order, statute, rule or regulation applicable to the Company or any Shareholder.

4.05.    Governmental Authorizations

         (a) No Governmental Authorization of or from any Governmental Authority is required on the part of the Company or any Shareholder in connection with the execution, delivery and performance of the Transaction Documents and the Contemplated Transactions.

         (b) The Company has all Governmental Authorizations necessary to construct, own, operate, use and/or maintain the assets and the Business in all locations where the Company conducts the Business. Such Governmental Authorizations are valid and subsisting and all fees required to be paid thereon have been paid. No proceeding is pending or threatened to modify, suspend, revoke, withdraw, terminate or otherwise limit any Governmental Authorization which could materially adversely affect the ability of the Parent to own, operate or use the assets or conduct the Business after the Closing Date as the Business has been operated by the Company prior to the Effective Date.

4.06.    Litigation

         There is no Proceeding pending or threatened against the Company or any Shareholder which questions the validity of this Agreement or the right of the Company or any Shareholder to enter into it, or which might cause, either individually or in the aggregate, a Material Adverse Change.

4.07.    Compliance with Laws

         The Company is and has been in compliance in all respects with any and all applicable Laws. The Company has not received or entered into any citation, complaints, consent order compliance schedules or other similar enforcement order or received written notice from any governmental authority that would indicate that the Company is not currently in compliance with all such Laws.

4.08.    Accuracy of Information

         All information provided to the Parent by the Company or the Shareholders as an inducement to the Parent to enter into this Agreement or in compliance with the provisions of this Agreement are accurate and complete and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in the light of the circumstances under which they were made, not misleading.

4.09.    Acquisition of the Parent Shares

         (a) Each Shareholder is acquiring the Parent Shares for his, her or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and no Shareholder has any present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

         (b) The Shareholders have reviewed carefully the representations concerning the Parent contained in this Agreement, have made detailed inquiry concerning the Parent, its business and its personnel; the officers of the Parent have made available to the Shareholders any and all written information which they have requested and have answered to each Shareholder's satisfaction all inquiries made by any Shareholder; and each Shareholder has sufficient knowledge and experience in investing in companies similar to the Parent so as to be able to evaluate the risks and merits of its investment in the Parent and are able financially to bear the risks thereof.

                                       5.
         REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE SUBSIDIARY

         The Parent and the Subsidiary represent and warrant to the Company and the Shareholders as follows:

5.01.    Organization

         The Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. The Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Tennessee. The Corporation and the Subsidiary have full corporate power to conduct the Business as now conducted and as to be conducted following the Closing. The Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where such qualification is required or will be required by virtue of the Merger.

5.02.    Capitalization

         The authorized capital stock of Parent consists of 100,000,000 Parent Shares, of which ___________ shares are issued and outstanding as of the Effective Date. The Parent Shares to be issued pursuant to Sections 2.05 and
2.06 of this Agreement, upon issuance, will be duly authorized, validly issued, fully paid and nonassessable common shares of the Parent.

5.03.    Authority for Agreements

         The execution and delivery of and performance under the Transaction Documents and the consummation of the Contemplated Transactions by the Parent and the Subsidiary have been duly authorized by all necessary corporate action. The Transaction Documents to which either the Parent or the Subsidiary is a party have been duly executed and delivered by the Parent and the Subsidiary, as applicable, and constitute valid and binding obligations of the Parent and the Subsidiary, as the case may be, enforceable in accordance with their respective terms. The execution of and compliance with the provisions of the Transaction Documents and the performance of the Contemplated Transactions by the Parent and the Subsidiary will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the Charter or Bylaws of the Parent or any material indenture, lease, agreement or other instrument to which the Parent or the Subsidiary is a party or by which either of them or any of their properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Parent or the Subsidiary.

5.04.    Governmental Authorizations

         No Governmental Authorization of or from any Governmental Authority is required on the part of the Parent or the Subsidiary in connection with the execution, delivery and performance of the Transaction Documents and the Contemplated Transactions, including the offer, issuance, sale and delivery of the Parent Shares, except such filings as shall have been made prior to and shall be effective on and as of the Closing (other than filings required to be made after the Closing under applicable federal and state securities laws, which filings will be made in accordance with such laws). Based in relevant part on the representations made by the Company and the Shareholders in Section 5 of this Agreement, the offer and sale of the Parent Shares to the Company and the Shareholders will be in compliance with applicable Federal and state securities laws.

5.05.    Litigation

         There is no Proceeding, pending, or, to the Parent's knowledge, any threat thereof, against the Parent or the Subsidiary which questions the validity of this Agreement or the right of the Parent or the Subsidiary to enter into it, or which might cause, either individually or in the aggregate, a Material Adverse Change in the Parent.

5.06.    Financial Statements and Reports; Absence of Liabilities

         (a) The Parent previously has delivered to each Shareholder a copy of the following periodic reports and statements filed by the Parent with the SEC (collectively, the "Parent Reports"):

             (i) The Parent's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the SEC on April 17, 2002;

             (ii) The Parent's Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2002, as filed with the SEC on May 21, 2002;

             (iii) The Parent's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2002, as filed with the SEC on August 14, 2002, as amended by filings on Form 10-QSB/A filed with the SEC on August 15, 2002 and September 3, 2002;

             (iv) The Parent's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2002 (the "Financial Reporting Date"), as filed with the SEC on November __, 2002;

             (v) The Parent's Current Report on Form 8-K dated April 23, 2002, as filed with the SEC on April 24, 2002, as amended by a filing on Form 8-K/A filed with the SEC on May 29, 2002; and

             (vi) The Parent's Current Report on Form 8-K dated August 7, 2002, as filed with the SEC on August 20, 2002.

         (b) Since the Financial Reporting Date, the Parent has not incurred or otherwise become subject to any Liabilities not set forth in the financial statements set forth in the Parent Reports except in the Ordinary Course of Business or as contemplated by this Agreement.

5.07.    Compliance with Laws

         The Parent and the Subsidiary each are and each has been in material compliance in all respects with any and all Laws applicable to the Parent or the Subsidiary, as the case may be. Neither the Parent nor the Subsidiary has received or entered into any citations, complaints, consent orders, compliance schedules, or other similar enforcement orders or received written notice from any Governmental Authority that would indicate that the Parent or the Subsidiary is not currently in material compliance with all applicable Laws.

5.08.    Accuracy of Information
         All information provided to the Company or the Shareholders by the Parent as an inducement to the Company and the Shareholders to enter into this Agreement or in compliance with the provisions of this Agreement are accurate and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the information, in light of the circumstances under which they were given, not misleading.

                                       6.
                            POST-CLOSING OBLIGATIONS

6.01.    Further Assurances

         Following the Closing, the Shareholders and the Parent each shall execute and deliver such documents, and take such other action as shall be reasonably requested by any other Party to carry out the Contemplated Transactions.

6.02.    Transfer of Parent Shares

         (a) Neither the Parent Shares issued pursuant to Sections 2.05 and 2.06 of this Agreement, nor any other shares of capital stock of the Parent issued in respect of such Parent Shares as a result of splits, dividends, reclassifications, recapitalizations, or similar events (collectively, the "Restricted Securities"), may be offered or sold except (i) pursuant to an effective registration statement under the Securities Act or (ii) if the Company first shall have been furnished with an opinion of legal counsel or other evidence, in either case reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

         (b) Except as provided in Section 6.02(c) of this Agreement, each certificate representing Restricted Securities issued to a Shareholder shall bear the following legend (the "Private Placement Legend") on the face thereof:

         the securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securites are registered under the Securities Act or an opinion of counsel or other evidence, in either case reasonably satisfactory to the Company, is obtained to the effect that such registration is not required.

         (c) Notwithstanding the provisions of Section 6.02(a) of this Agreement, no registration or opinion of counsel shall be required for (i) a transfer without payment of value by a Holder which is a partnership or a limited liability company to a partner of such partnership or a member of such limited liability company or a retired partner of such partnership or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner, member, retired partner or retired member, if the transferee agrees in writing to be subject to the terms of this Section 6.02 to the same extent as if he, she or it were an original party hereto; or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

         (d) Upon the transfer, exchange or replacement of Restricted Securities bearing the Private Placement Legend, the Company shall deliver only Restricted Securities, as applicable, that bear the Private Placement Legend, unless: (i) such transfer or exchange is effected pursuant to an effective registration statement under the Securities Act; or (ii) in the case of Parent Shares, such Parent Shares were acquired pursuant to an effective registration statement under the Securities Act; or (iii) there is delivered to the Company an opinion of legal counsel or other evidence, in either case reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

         (e) By its acceptance of any certificate representing Restricted Securities and bearing the Private Placement Legend, each Shareholder acknowledges the restrictions on transfer of the Restricted Securities set forth in this Section 6.02 and agrees that it shall transfer such Restricted Securities only as provided in this Section 6.02.

                                       7.
                              AMENDMENT AND WAIVER

7.01.    Assignment and Amendment of Agreement

         This Agreement shall not be assignable by any of the Parties except with the written consent of the others. This Agreement may be amended by written agreement of the Parties and any such amendment may:

         (a) change the time or place for performance of any of the obligations or acts of the Parties, including changes of time and date of the Closing Date or of the place of Closing;

         (b) waive any inaccuracies in or modify the representations contained in this Agreement or in any Exhibits or Schedules hereto or in any documents delivered pursuant hereto; and

         (c) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any obligations of the Parties.

7.02.    Waiver

         Any forbearance, failure or delay by any of the Parties hereto to exercise any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder shall not preclude the further exercise thereof and every right, power or remedy of either Party shall continue in full force and effect unless waived specifically by an instrument in writing executed by such Party.

                                       8.
                               GENERAL PROVISIONS

8.01.    Notices

         All notices, consents, requests, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been made (x) upon actual receipt, when given by hand or confirmed facsimile or electronic mail transmission, (y) one day after delivery to the carrier, when given by overnight delivery service or (z) two days after mailing, when given by first-class registered or certified mail, postage prepaid, return receipt requested; in any case to the following address, or to such other address as a party, by notice to the other parties given pursuant to this Section 8.01, may designate from time to time:

         (a) If to the Parent or to the         With a copy to:
             Subsidiary, to:

             Provectus Pharmaceuticals, Inc.    Baker, Donelson, Bearman &
             Attn: Eric A. Wachter, Ph.D.       Caldwell, P.C.
             7327 Oak Ridge Highway, Suite A    Attn:  David L. Morehous, Esq.
             Knoxville, TN 37931                Riverview Tower, Suite 2200
             Facsimile: 865.539.9654            900 South Gay Street
             Email: wachter@provectuscorp.com   Knoxville, TN 37902
                                                Facsimile: 865.525.8569
                                                Email: dmorehous@bdbc.com

        (b)  If to the Shareholders or to the Company, to:

             Valley Pharmaceuticals, Inc.
             Attention: Timothy C. Scott, Ph.D.
             7327 Oak Ridge Highway, Suite B
             Knoxville, TN 37931
             Facsimile: 865.539.9654
             Email: scott@provectuscorp.com

8.02.    Entire Agreement

         This Agreement and the other Transaction Documents embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

8.03.    Severability

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

8.04.    Governing Law; Venue of Actions

         This Agreement shall be governed and construed in accordance with the internal laws of the State of Tennessee as applied to contracts made and performed within the State of Tennessee, without regard to the principles thereof regarding resolution of conflicts of law.

8.05.    Counterparts

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.


                     * signatures begin on following page *

                                   Signatures

         IN  WITNESS  WHEREOF,   the  undersigned  Parties  have  executed  this
Agreement on and as of the Effective Date.

                             PROVECTUS PHARMACEUTICALS, INC., a Nevada
                             corporation                          (the "Parent")

                                By: /s/ Eric A. Wachter
                                ------------------------------------------------

                                Name: Eric A. Wachter
                                ------------------------------------------------

                                Title: Senior Vice President
                                ------------------------------------------------


                             PROVECTUS PHARMACEUTICALS, INC., a Tennessee
                             corporation                      (the "Subsidiary")

                                By: /s/ H. Craig Dees
                                ------------------------------------------------

                                Name: H. Craig Dees
                                ------------------------------------------------


                             VALLEY PHARMACEUTICALS, INC., a Tennessee
                             corporation                         (the "Company")

                                By: /s/ Timothy C. Scott
                                ------------------------------------------------

                                Name: Timothy C. Scott
                                ------------------------------------------------

                                Title: President
                                ------------------------------------------------


                             H. CRAIG DEES, PH.D., an individual resident of the State of Tennessee

                                Signed: /s/ H. Craig Dees
                                ------------------------------------------------


                             DEES FAMILY FOUNDATION

                                By: /s/ H. Craig Dees
                                ------------------------------------------------

                                Name: H. Craig Dees
                                ------------------------------------------------

                                Title: President
                                ------------------------------------------------


                   * signatures continued on following page *

                             WALTER FISHER, PH.D., an individual resident of the State of Tennessee

                                Signed: /s/ Walter Fisher
                                ------------------------------------------------


                             FISHER FAMILY INVESTMENT LIMITED PARTNERSHIP

                                By: /s/ Walter Fisher
                                ------------------------------------------------

                                Name: Walter Fisher
                                ------------------------------------------------

                                Title: General Partner
                                ------------------------------------------------


                             WALT FISHER 1998 CHARITABLE REMAINDER UNITRUST

                                By: /s/ Walter Fisher
                                ------------------------------------------------

                                Name: Walter Fisher
                                ------------------------------------------------

                                Title: Trustee
                                ------------------------------------------------


                             TIMOTHY C. SCOTT, PH.D., an individual resident of the State of Tennessee

                                Signed: /s/ Timothy C. Scott
                                ------------------------------------------------

                             SCOTT FAMILY INVESTMENT LIMITED PARTNERSHIP

                                By: /s/ Timothy C. Scott
                                ------------------------------------------------

                                Name: Timothy C. Scott
                                ------------------------------------------------

                                Title: General Partner
                                ------------------------------------------------


                             JOHN T. SMOLIK, PH.D., an individual resident of the State of Tennessee

                                Signed: /s/ John Smolik
                                ------------------------------------------------


                   * signatures continued on following page *

                             SMOLIK FAMILY LLP

                                By: /s/ John Smolik
                                ------------------------------------------------

                                Name: John T. Smolik
                                ------------------------------------------------

                                Title: Trustee
                                ------------------------------------------


                             ERIC A. WACHTER, PH.D., an individual resident of the State of Tennessee

                                 Signed: /s/ Eric A. Wachter
                                ------------------------------------------------


                             ERIC A. WACHTER 1998 CHARITABLE REMAINDER UNITRUST

                                By: /s/ Eric A. Wachter
                                ------------------------------------------------

                                Name: Eric A. Wachter
                                ------------------------------------------------

                                Title: Trustee
                                ------------------------------------------------

                                  Exhibit 99.1
                                  ------------

KNOXVILLE, Tenn.--(BUSINESS WIRE)--Nov. 20, 2002--Provectus Pharmaceuticals Inc. (OTCBB:PVCT) today announced the acquisition of Valley Pharmaceuticals Inc., a therapeutics business.

Valley Pharmaceuticals, a Tennessee corporation, was transferred to the founders of Provectus as a result of their corporate split from Photogen Technologies Inc. (Nasdaq:PHGN). The acquisition was accomplished via merger with a Provectus subsidiary. The resulting company, Xantech Pharmaceuticals Inc., is a wholly owned subsidiary of Provectus Pharmaceuticals.

"We  are  immensely   pleased  to  have  completed   acquisition  of  these  key
technologies, which resulted from our intensive research and development efforts over the past several years," noted Provectus president Timothy Scott, Ph.D.

Xantech is a development-stage business with a portfolio of technologies that includes prescription drugs for dermatology and oncology, medical and research laser technologies, and advanced biotechnology.

In the area of prescription drugs, these technologies may lead to new products for treatment of chronic, severe skin afflictions such as psoriasis, acne and actinic keratosis, along with certain life-threatening cancers, such as liver and breast cancer.

Laser technologies include methods for non-surgical destruction of melanoma tumors and for improving the quality of the images in biomedical imaging systems.

In the area of biotechnology, the company's technologies may be useful for enhancing vaccine production and discovery of elusive viruses.

Provectus Pharmaceuticals will be licensing and selling products in three sectors of the health-care industry: 1) prescription medications and treatment,
2) medical devices, and 3) over-the-counter (OTC) pharmaceuticals. Prescription drug products and devices will treat diseases of the skin and many types of cancer. OTC products will address complementary markets, primarily those involving skin care and comfort.

The company's corporate offices and laboratory are located at 7327 Oak Ridge Highway, Suite A, Knoxville, Tenn. 37931; 865/769-4012. For more information, contact the company at info@provectuscorp.com or visit the corporate Web site: www.provectuscorp.com.

Forward-Looking Statements

This news release contains forward-looking statements. All statements other than statements of historical fact made in this news release are forward-looking statements. Words such as "intends," "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements concerning plans, objectives, future events or performance and assumptions and other statements that are not statements of historical fact. Although Provectus Pharmaceuticals Inc. believes that the expectations reflected in forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statement made by us. The company cautions readers that the following important factors, among others, could cause the company's actual results to differ materially from the forward-looking statements contained in this report: (i) the ability of the company to successfully develop prescription medications and treatments, medical devices, or OTC pharmaceuticals; (ii) the ability of the company to operate its business profitably; (iii) the ability of the company to obtain adequate financing to finance its operations and execute its business plan; (iv) the effect of changes in laws and regulations, including federal laws and regulations regulating prescription and non-prescription medications, pharmaceuticals and medical devices with which the company and its subsidiary must comply, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (vi) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the company's organization, compensation and benefit plans; (vii) shifts in population and demographics, competition, cost fluctuations, technology advances and challenges; (viii) financial, operational and other business problems associated with the rapid development of the company's business; and (ix) general and industry-specific economic conditions. The company cautions that the foregoing list of important factors is not exclusive. Except as required by law, the company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.

--------------------------------------------------------------------------------

Contact:
         Provectus Pharmaceuticals Inc., Knoxville
         Craig Dees, 865/769-4011
         or
         Hilary Kaye Associates
         Hilary Kaye or Eve Gumpel, 714/426-0444
         egumpel@hkamarcom.com